SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 March 7, 1997
                                                                 -------------




                                  CERBCO, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                0-16749                                   54-1448835
      (Commission File Number)                (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                       20785
(Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)
                 (301) 773-4560 (24-Hour Fax Vault Information)


                                      None
                       (Former name or former address, if
                           changed since last report)

Item 2.    Acquisition or Disposition of Assets

           CERBCO, Inc. ("CERBCO") has entered into a definitive Investment, Redemption and Stock Purchase Agreement (the "Agreement") pursuant to which Capitol Office Solutions, Inc. ("COS") will redeem CERBCO's entire two-thirds stake in COS held by CERBCO's wholly-owned subsidiary, CERBERONICS, Inc. ("CERBERONICS"), for a redemption price of approximately $19,000,000. Under the Agreement, CERBCO, through CERBERONICS, will also receive a two-thirds share of an approximate $5,000,000 pre-redemption dividend of excess cash to be disbursed by COS, for a total of approximately $22,000,000 in cash to be received by CERBCO, subject to formula adjustment based upon audited financial statements at the time of closing.

           COS is a provider of copier and fax equipment sales, service and supplies in the Washington, DC and Baltimore, MD metropolitan areas. Additional parties to the Agreement include Armen Manoogian, President and one-third owner of COS, and Golder, Thoma, Cressey, Rauner Fund IV of Chicago, IL.

           The transaction is conditioned, among other things, upon CERBCO receiving an opinion from an investment banker stating that the consideration to be received is fair to CERBCO. The transaction is also subject to receiving a favorable vote of CERBCO's shareholders. The transaction is expected to close on or before June 30, 1997.

Item 7.    Financial Statements and Exhibits

           The following unaudited pro forma condensed consolidated balance sheet represents CERBCO's financial position at December 31, 1996 as if the disposition by CERBCO of COS had occurred on that date. The unaudited pro forma condensed consolidated statements of operations represent the results of CERBCO's operations for the year ended June 30, 1996 and the six months ended December 31, 1996 as if the disposition of COS had occurred on July 1, 1995. The unaudited pro forma adjustments are based upon available information and certain assumptions and estimates which the Company believes are reasonable under the circumstances. The unaudited pro forma results do not purport to be indicative of the results that would have obtained had the COS disposition occurred at the beginning of the periods presented, nor are they intended to be a projection of future results. The unaudited pro forma financial information should be read in conjunction with the notes thereto.

CERBCO, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1996

                                                                 Pro Forma
                                                                  Entries         Pro Forma      Pro Forma
                                                                to Reverse         Entries      As Adjusted
($ in thousands)                           CERBCO, Inc.        Consolidation     to Dispose       for COS
                                           Consolidated           of COS           of COS       Disposition
ASSETS

Current Assets:
  Cash and cash equivalents                   $10,814       (a)   ($4,456)   (c)   $22,000         $28,358
  Accounts receivable                           8,997       (a)    (2,857)               0           6,140
  Inventories                                   3,538       (a)    (2,143)               0           1,395
  Deferred income taxes                           133       (a)      (133)               0               0
  Prepaid expenses and other                    1,022       (a)      (131)               0             891
                                                -----                ----                -             ---
                      TOTAL CURRENT ASSETS     24,504              (9,720)          22,000          36,784

Property, Plant and Equipment -
  net of accummulated depreciation             12,051       (a)      (181)               0          11,870

Other Assets:
  Investment in COS                                 0       (b)     6,887    (c)    (6,887)              0
  Excess of acquisition cost over
    value of net assets acquired - net          4,649       (a)    (2,196)               0           2,453
  Deferred income taxes                            41       (a)       (41)               0               0
  Deposits and other                              887       (a)       (24)               0             863
                                                  ---                 ---                -             ---
                              TOTAL ASSETS    $42,132             ($5,275)         $15,113         $51,970
                                              =======             =======          =======         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued
    liabilities                                $5,047       (a)   ($1,106)              $0          $3,941
  Income taxes payable                            198       (a)      (168)   (c)     5,100           5,130
  Deferred revenue                                527       (a)      (527)               0               0
  Current portion of capital lease obligations     44       (a)       (14)               0              30
                                                   --                 ---                -              --
         TOTAL CURRENT LIABILITIES              5,816              (1,815)           5,100           9,101

Long-Term Liabilities:
  Capital lease obligations                       170       (a)       (16)               0             154
  Deferred income taxes                         1,032                   0                0           1,032
  Other                                           364                   0                0             364
                                                  ---                   -                -             ---
                         TOTAL LIABILITIES      7,382              (1,831)           5,100          10,651
                                                -----              ------            -----          ------

Non-Owned Interests                            16,951       (a)    (3,444)               0          13,507
                                               ------              ------                -          ------

Stockholders' Equity:
  Common stock                                    117                   0                0             117
  Class B common stock                             31                   0                0              31
  Additional paid-in capital                    7,478                   0                0           7,478
  Retained earnings                            10,173                   0    (c)    10,013          20,186
                                               ------                   -           ------          ------
                TOTAL STOCKHOLDERS' EQUITY     17,799                   0           10,013          27,812
                                               ------                   -           ------          ------
                     TOTAL LIABILITIES AND
                      STOCKHOLDERS' EQUITY    $42,132             ($5,275)         $15,113         $51,970
                                              =======             =======          =======         =======

See notes to unaudited pro forma condensed consolidated financial information.

CERBCO, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996

                                                              Pro Forma
                                                               Entries            Pro Forma      Pro Forma
                                                             to Reverse            Entries      As Adjusted
($ in thousands)                           CERBCO, Inc.     Consolidation        to Dispose       for COS
                                           Consolidated        of COS              of COS       Disposition

SALES                                         $23,459       (d)  ($11,501)              $0         $11,958
                                              -------            --------               --         -------

COSTS AND EXPENSES:
  Cost of sales                                16,753       (d)    (7,146)               0           9,607
  Selling, general and administrative
     expenses                                   4,957       (d)    (1,944)               0           3,013
                                                -----              ------                -          ------
    Total Costs and Expenses                   21,710              (9,090)               0          12,620
                                               ------              ------                -          ------

Operating Profit (Loss)                         1,749              (2,411)               0            (662)
Investment Income                                 301       (d)      (108)               0             193
Interest Expense                                  (17)      (d)         2                0             (15)
Other Income (Expense) - net                       (2)      (d)        36                0              34
                                                   --                  --                -              --
Earnings (Loss) Before Income Taxes and
  Non-Owned Interests                           2,031              (2,481)               0            (450)

Provision (Credit) for Income Taxes               728       (d)      (875)               0            (147)
                                                  ---                ----                -            ----

Earnings (Loss) Before Non-Owned Interests      1,303              (1,606)               0            (303)

Non-Owned Interests in Earnings of
  Consolidated Subs                               553       (d)      (535)               0              18
                                                  ---                ----                -              --

NET EARNINGS (LOSS)                              $750             ($1,071)              $0           ($321)
                                                 ====             =======               ==           =====

NET EARNINGS (LOSS)
  PER SHARE                                     $0.51              ($0.73)           $0.00          ($0.22)
                                                =====              ======            =====          ======


See notes to unaudited pro forma condensed consolidated financial information.

CERBCO, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996

                                                              Pro Forma
                                                               Entries            Pro Forma      Pro Forma
                                                             to Reverse            Entries      As Adjusted
($ in thousands)                           CERBCO, Inc.     Consolidation        to Dispose       for COS
                                           Consolidated        of COS              of COS       Disposition

SALES                                         $50,680       (e)  ($20,209)              $0         $30,471
                                              -------            --------               --         -------

COSTS AND EXPENSES:
  Cost of sales                                34,325       (e)   (12,037)               0          22,288
  Selling, general and administrative
    expenses                                    9,342       (e)    (3,710)               0           5,632
                                                -----              ------                -           -----
    Total Costs and Expenses                   43,667             (15,747)               0          27,920
                                               ------             -------                -          ------

Operating Profit                                7,013              (4,462)               0           2,551
Investment Income                                 380       (e)       (89)               0             291
Interest Expense                                  (28)      (e)        11                0             (17)
Other Income - net                                248       (e)        48                0             296
                                                  ---                  --                -             ---
Earnings Before Income Taxes and
  Non-Owned Interests                           7,613              (4,492)               0           3,121

Provision for Income Taxes                      2,854       (e)    (1,780)               0           1,074
                                                -----              ------                -           -----

Earnings Before Non-Owned Interests             4,759              (2,712)               0           2,047

Non-Owned Interests in Earnings of
  Consolidated Subs                             2,704       (e)      (904)               0           1,800
                                                -----                ----                -           -----

NET EARNINGS                                   $2,055             ($1,808)              $0            $247
                                               ======             =======               ==            ====

NET EARNINGS PER SHARE                          $1.40              ($1.23)           $0.00           $0.17
                                                =====               =====            =====           =====


See notes to unaudited pro forma condensed consolidated financial information.

Description of Unaudited Pro Forma Entries

(a)  represents COS's historical amounts at December 31, 1996.

(b) represents CERBCO's investment in COS at December 31, 1996 using the equity method.

(c)  represents the disposition transaction described in Item 2.

(d) represents COS's historical amounts for the six months ended December 31, 1996.

(e)  represents COS's historical amounts for the year ended June 30, 1996.


NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION

1.   Basis of Presentation

     The unaudited pro forma financial information presented is based on CERBCO's financial position and results of operations as of December 31, 1996 and for the periods ended June 30, 1996 and December 31, 1996, showing the effect of the deletion of COS from the consolidated entity and the receipt of the cash proceeds from the transaction. The pro forma statements do not show any interest income that might have been earned on the cash proceeds. The unaudited pro forma financial information has been prepared in accordance with the instructions to Article 11, Regulation S-X.

2.   Earnings Per Share

     Earnings per share data have been computed based upon the weighted average number of common shares outstanding and common share equivalents during each period. The following numbers of shares have been used in the computations.

                            Six Months Ended                      Year Ended
                            December 31, 1996                    June 30, 1996
                            -----------------                    -------------

                                1,468,445                          1,465,169
                                =========                          =========

3.   Tax Effects of Pro Forma Adjustments

     The tax effects of the stock redemption transaction and the pre-redemption dividend are calculated at the statutory rates in effect at December 31, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 1997                                   CERBCO, Inc.
                                                        (Registrant)


                                               By:   /s/ Robert W. Erikson
                                                     Robert W. Erikson
                                                     President